FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     February 17, 2004 (February 17, 2004)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)

                         749 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94088
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 481-8000



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Item 5. Other Events and Regulation FD Disclosure

On February 17, 2004, the Company announced that it has agreed to acquire privately-held TracerNet Corporation of Chantilly, Virginia, a provider of wireless fleet management solutions.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.
      99.1 Text of Company Press Release dated February 17, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TRIMBLE NAVIGATION LIMITED
                                              a California corporation


    Dated: February 17, 2004                 /s/ Irwin Kwatek
                                             ----------------
                                             Irwin Kwatek
                                             Vice President



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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Text of Company Press Release dated February 17, 2004.


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